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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                              --------------


                                 FORM 8-K


                              CURRENT REPORT


                     ----------------------------------



                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 12, 2002



                    INTERNATIONAL BANCSHARES CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                       COMMISSION FILE NUMBER 0-9439


             TEXAS                                                74-2157138
---------------------------------                            -------------------
(STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


1200 SAN BERNARDO, LAREDO, TEXAS                                  78040-1359
----------------------------------------                          ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


   (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)  (956) 722-7611




                                    NONE
       -------------------------------------------------------------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.       OTHER EVENTS

       On April 12, 2002, International Bancshares Corporation issued a news release announcing the declaration of a 25% stock dividend per share for all holders of Common Stock, $1.00 par value, of record on May 20, 2002 said stock dividend to be payable on June 14, 2002. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

       c.     Exhibits

              The following exhibit is filed as part of this report:

              (99) News release of International Bancshares Corporation dated April 12, 2002














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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            INTERNATIONAL BANCSHARES CORPORATION
                                             (Registrant)


                                            By:   /s DENNIS E. NIXON
                                               ----------------------
                                                  DENNIS E. NIXON, President,
                                                  and Chief Executive Officer


Date: April 12, 2002


















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                                 EXHIBIT INDEX



EXHIBIT                                                         PAGE
NUMBER                           DESCRIPTION                   NUMBER
-------                          -----------                   ------
99                     News Release of International              5
                       Bancshares Corporation dated
                       April 12, 2002























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